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Antwerpse Diamantbank NV                                         [LOGO]
            Free translation
Confidential                                Antwerpen, December 14, 2000



                                            LAZARE KAPLAN BELGIUM (LKB) NV
                                            Hoveniersstraat 30 bus 162
                                            B-2018 ANTWERPEN 1

This letter replaces our confirmation letter dated 6th November 2000.


Dear Sirs,

Referring to our recent conversations we have the pleasure to confirm that our bank is willing to continue the existing bank relation and credits, with retention of the existing guarantees and collaterals, without debt novation and subject to the modalities and conditions as stipulated here below.

1. Amount
   A credit of a countervalue of maximum 30.000.000 US$ (thirty million US dollar).
   However, except for the preliminary and explicit consent of our bank the utilisation within this credit may not exceed the countervalue of
   1.200.000.000 BEF (one billion two hundred million Belgian Franc) while drawings will only be permitted in US dollar and Belgian Franc.

2. Utilisation forms and modalities
   In principle the aforesaid credit is only to be utilised for overdrafts in current accounts. Utilisation, other than overdrafts in current accounts (e.g. straight loans, discount, bank guarantees issued by us, forward contracts, ...), as well as utilisation not directly connected to your diamond activities, always require a preliminary and explicit consent of our bank.
   This credit is to be utilised according to the modalities as specified in annexe 1.

3. Interest conditions
   With regard to the overdrafts in current accounts, following interests and provisions will be charged : debit interest : for utilisation in BEF : base rate BEF-ADB (presently 6,10 % per annum) increased with maximum 4,50 % per annum; for utilisation in US$ : base rate US$-ADB (presently 7,85 % per annum) increased with maximum 4,50 % per annum.
   overdraft provision : maximum 1/8% per month on the highest debit outstanding during this period.
   Changes in aforesaid base rates will be communicated as the occasion arises, either by letter or by computer generated message.
   With regard to possible other utilisation (cfr supra) the debit interest and/or commission will be fixed the moment these utilisation are authorised. As well as for possible overdrawing of credit facilities (cfr article 6 of our General Credit Granting Conditions) or in case of insufficient collateral(s) (cfr "utilisation modalities" in present letter), the bank has the right to increase aforesaid conditions with maximum 1%.




--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22




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                                                                              p2




                                   Antwerpen, December 14, 2000

                                   LAZARE KAPLAN BELGIUM (LKB) NV
                                   Hoveniersstraat 30 bus 162
                                   B-2018 ANTWERPEN 1

4. General Conditions

The granting of this credit is governed by our General Conditions for Banking Operations(1) and by our General Credit Granting Conditions(2) of which you already received a copy and to which you already explicitly agreed and enclosed addendum dated December 14, 2000. As far as necessary the acceptance of this credit reconfirms your agreement with said General Conditions. Moreover we link to this credit the stipulations specified in annexe 1 and we stipulate further that the credit granted by our bank implies that you will at least once a year provide us with a full insight information in your financial structure and that you will offer no personal guarantees and/or collateral to any other financial institution or to any third party without the preliminary and written consent of our bank, except as for the stipulations in your letter dated September 8, 1999 regarding the existing credit facilities and except as for possible limitations resulting from point 5 of the "Sixth Amendment and Agreement to Loan Agreement" of November 2000 between Lazare Kaplan Inc., Fleet Bank N.A. and Bank Leumi U.S.A.

Without prejudice to the foregoing, personal guarantees or collateral covering a credit or granted, for whatever reason, to other financial institutions or to third parties will, in all instances also have to be granted to the bank in proportion to the credit granted by the latter.

5. Guarantees and Collateral

As guarantee for all amounts you are or will be due to our bank in view of this credit, besides the activity linked collateral stipulated in annexe 1, following guarantees and commitments are granted:

- a corporate guarantee of LAZARE KAPLAN INTERNATIONAL INC, New York, acting amongst others through its LAZARE KAPLAN DIVISION (New York), PREFERRED DIAMONDS DIVISION (New York), SCIENTIFIC DIVISION (New York) and LAZARE KAPLAN (PUERTO RICO) DIVISION (Puerto Rico), for the total engagements

- a corporate guarantee of LAZARE KAPLAN AFRICA INC, Delaware for the total engagements

- a corporate guarantee of LAZARE KAPLAN EUROPE INC, Delaware for the total engagements

- a corporate guarantee of LAZARE KAPLAN JAPAN INC, Delaware for the total engagements

-  the exclusivity of credit granting

Additional or complementary collateral which we would obtain (cfr art. 15 of our aforesaid General Credit Granting Conditions) will also be registrated on a subdivision of your basic number in our books.
LAZARE KAPLAN INTERNATIONAL INC., New York, makes itself strong that, should one or more of the companies mentioned below, would become active and/or would remarkably be capitalised, our bank will obtain the guarantee(s) of said company(ies):

-  LAZARE KAPLAN (SIERRA LEONE) LTD, Bermuda

-  LAZARE KAPLAN GHANA LTD, Bermuda

-  LAZARE KAPLAN (BERMUDA) LTD, Bermuda

-  KAPLAN OFFSHORE TRADING LTD, Bermuda

-  LKN DIAMOND COMPANY, Bermuda

-  LK ENTERPRISES INC, Delaware

-  RCS INC, Delaware

-  LK RUSSIA INC, Delaware

-  LAZARE KAPLAN BELGIUM JEWELRY NV


----------------

(1) Registered in Antwerp 10, five page, no forwarding, part 540 page 81 section 13 on 2nd November 2000.

(2) Registered in Antwerpen 10, three page, no forwarding part 535 page 2 section 26 on 11th March 1999.


--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22




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                                                                              p3


                                      Antwerpen, December 14, 2000

                                      LAZARE KAPLAN BELGIUM (LKB) NV
                                      Hoveniersstraat 30 bus 162
                                      B-2018 ANTWERPEN 1

Unless your agreement, the above-mentioned credit proposal is only valid during two weeks; we therefore kindly request you to confirm your agreement with the contents of the present letter by returning to us within 15 days the attached copy of this letter, signed by your legal representatives, under your company's legal seal and hand-written statement "seen and approved".

                               Yours faithfully,


                    Yves Mertens                   Willy Laeremans
                    Yves Mertens                   Willy Laeremans
                   Credit Division                 Credit Division
                   Vice President               Senior Vice President



                  William A. Moryto               William A. Moryto
                  William A. Moryto               William A. Moryto
                Vice President & CFO                  Secretary
            Lazare Kaplan International Inc.   Lazare Kaplan Belgium NV



                  Leon Tempelsman
                  Leon Tempelsman
                     President
            Lazare Kaplan International Inc.




--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22

Antwerpse Diamantbank NV                                         [LOGO]
          Free translation
Confidential                                Antwerpen, December 14, 2000



                                            LAZARE KAPLAN BELGIUM (LKB)
                                            Hoveniersstraat 30 B 162
                                            B-2018 ANTWERPEN 1


             Annex 1 to credit confirmation dated December 14, 2000
             ------------------------------------------------------
             Credit modalities

             overdraft     16.500.000   US$  counter value 1 sight with pledge
                                             letter and/or against local bills
                                             payable with pledge letter,
                                             modality valid during maximum 30
                                             days for the purchase of rough
                                             goods and/or against recently
                                             imported pledged rough goods, to be
                                             entrusted to partners, modality
                                             valid during maximum 30 days and/or
                                             against recently imported pledged
                                             rough goods, to be entrusted to
                                             partners, modality valid during
                                             maximum 30 days for imports from
                                             Transhex, South-Africa, of which in
                                             case of prefinance maximum 15 days
                                             blank and/or against recently
                                             imported pledged polished goods, to
                                             be entrusted to partners, modality
                                             valid during maximum 30 days and/or
                                             against recently imported pledged
                                             polished goods to be entrusted to
                                             partners, modality valid during
                                             maximum 60 days for imports from
                                             Russia and/or imports via LKI,
                                             afterwards to be converted into
                                             against receivables domiciled at
                                             the Bank

             overdraft      1.500.000   US$  against counter value 2 sights with
                                             pledge letter, afterwards to be
                                             converted into receivables
                                             domiciled at the Bank

             overdraft     12.000.000   US$  against free shipments and/or
                                             against invoices on the market
                           ----------------
             TOTAL         30.000.000   US$


             Utilization within this credit may not exceed the counter value of
             1.200.000.000 BEF (one billion two hundred million Belgian Franc).

             Possible bank guarantees issued by us to third parties are granted in application of above mentioned overdraft facilities.

             In order to make and keep them acceptable to us, aforesaid activity linked collateral have to meet our administrative and term demands in force up to now and we reserve ourselves the right not to accept sales to some of your buyers as collateral.

--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22

                                    LAZARE KAPLAN BELGIUM (LKB)
                                    Hoveniersstraat 30 B 162
                                    B-2018 ANTWERPEN 1

     Annex 1 to credit confirmation dated December 14, 2000 (continuation)
     ---------------------------------------------------------------------

     Furthermore, your credit withdrawal possibilities will be restricted, by no longer allowing withdrawals under your credit facility with an amount equal to the receivables you domicile with our Bank for coverage of your credit withdrawals, but which have clearly not been paid on time through your account with our Bank, as follows:

     a) no longer allowing withdrawals under your credit line amounting to your local invoices domiciled at our Bank, drawn on Antwerp buyers which have not been received through our Bank 30 days after the invoice was due.

     b) no longer allowing withdrawals under your credit line amounting to your export invoices domiciled at our Bank, drawn on foreign buyers which have not been received through our Bank 180 days after date of shipments of the goods.




--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22

Antwerpse Diamantbank NV                                         [LOGO]


                                            LAZARE KAPLAN BELGIUM (LKB) NV
                                            529 Fifth Avenue
                                            NEW YORK (NY) 10036
                                            USA


confidential


                                            Antwerpen, December 14, 2000


Dear Sirs,

We refer to our confirmation letter dated December 14, 2000 and in particular to subject 3 concerning the interest conditions.

At your request we confirm that, until further notice, on your utilizations in BEF and/or USD as overdrafts in current account, following conditions are applicable:

o debt interest :  -    for utilizations in BEF : base. rate BEF-ADB (presently
                        6,10 % per annum) increased with 1,50 % per annum,

                   - for utilizations in USD : base rate USD-ADB (presently 7,85 % per annum) increased with 1,50 % per annum.

o overdraft provision : nil

Changes in aforesaid base rates will be communicated as the occasion arises, either by letter or by computer generated message.

With regard to possible utilizations as overdrafts in current account in other currencies than BEF or USD and utilizations other than overdrafts in current account, the debit interest and/or commission will be fixed the moment these utilizations are authorized.

As well as for possible overdrawing of credit facilities or in case of insufficient collateral(s), the Bank has the right to increase aforesaid conditions with maximum 0,50 %.

                                            Yours faithfully,

                        Yves Mertens                    Willy Laeremans
                        Yves Mertens                    Willy Laeremans
                       Credit Division                  Credit Division
                        Vice President               Senior Vice President



--------------------------------------------------------------------------------
Pelikaanstraat 54   Tel.     :  03/204.72.04          H.R.A.   30908
B-2018 Antwerpen 1  Telefax  :  03/233.90.95          P.R.     000-0018639-15
                    Telex    :  31673 ADIABA B        BTW      BE 404.465.551
                    Swift    :  ADIABE 22